FOUNTAINHEAD SPECIAL VALUE FUND

                        SUPPLEMENT DATED AUGUST 15, 2003
                        TO PROSPECTUS DATED MARCH 1, 2003

Effective August 15, 2003, the Board of Trustees of Forum Funds eliminated the redemption fee assessed by Fountainhead Special Value Fund (the "Fund") on redemptions of Fund shares held for a period of 180 days or less.